LEASES	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
LEASES
NOTE 5   -   LEASES

On January 1, 2019, the Company adopted ASU 2016-02, using the modified retrospective approach for all lease arrangements at the beginning period of adoption. Leases existing for the reporting period beginning January 1, 2019 are presented under ASU 2016-02.

The Company leases, approximately 900 square meters at a facility located in Isfiya, Israel under an operating lease agreement expiring on May 31, 2022. In addition, the Company leases vehicles under various operating lease agreements.

At December 31, 2019, the Company’s operating lease assets and lease liabilities (both the current and non-current portion) for operating leases totaled $454 and $433, respectively. The impact of adopting the new lease standard was not material to the Company’s consolidated statement of operations for the periods presented.

Supplemental cash flow information related to operating leases was as follows:

Year Ended December 31, 2019
Cash payments for operating leases	$198

The Company uses its incremental borrowing rate as the discount rate for its leases, as the implicit rate in the lease is not readily determinable. As of December 31, 2019, our operating leases had a weighted average remaining lease term of 2.2 years and a weighted average borrowing rate of 5%. Upon adoption of ASC 842, discount rates for existing operating leases were established as of January 1, 2019.  Future lease payments under operating leases as of December 31, 2019 were as follows:

Operating Leases

2020	$220
2021	181
2022	57
Total future lease payments	458
Less imputed interest	(25)
Total lease liability balance	$433